Investor Presentation  As of March 31, 2021 Nasdaq: RRBI Made in Louisiana. Made for Louisiana. Exhibit 99.2

2 COMPANY OVERIEW Forward‐Looking Statements and Non‐GAAP Information This presentation contains forward‐looking statements that are based on various facts and derived utilizing numerous important assumptions and are subject to known and  unknown risks, uncertainties, and other factors that may cause Red River Bancshares, Inc.’s (the “Company,” “RRBI,” “Red River,” “we,” or “our”) actual results,  performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward‐looking statements.  Forward‐looking statements include the information concerning our future financial performance, business and growth strategy, projected plans and objectives, as well as  projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends. Words or phrases such as  “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,”  “would,” and “outlook,” or the negative version of those words, or such other comparable words or phrases are intended to identify forward‐looking statements but are not  the exclusive means of identifying such statements. These forward‐looking statements are not historical facts, and are based on current expectations, estimates, and  projections about the Company’s industry, management’s beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain  and beyond the Company’s control. Accordingly, you are cautioned that any such forward‐looking statements are not guarantees of future performance and are subject to  certain risks, assumptions, and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward‐looking  statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward‐looking statements.  Unless required by law, the Company also disclaims any obligation to update any forward‐looking statements. Interested parties should not place undue reliance on any  forward‐looking statement and should carefully consider the risks and other factors that the Company faces. For a discussion of these risks and other factors, please see the  sections titled “Cautionary Note Regarding Forward‐Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10‐K and any subsequent  quarterly reports on Form 10‐Q, and in other documents that we file with the Securities and Exchange Commission (“SEC”) from time to time. This presentation includes industry and trade association data, forecasts, and information that we have prepared based, in part, upon data, forecasts, and information  obtained from independent trade associations, industry publications and surveys, government agencies, and other information publicly available to us, which information  may be specific to particular markets or geographic locations. Some data is also based on our good faith estimates, which are derived from management’s knowledge of the  industry and independent sources. Industry publications, surveys, and forecasts generally state that the information contained therein has been obtained from sources  believed to be reliable. Statements as to our market position are based on market data currently available to us. Although we believe these sources are reliable, we have  not independently verified the information. While we are not aware of any misstatements regarding our industry data presented herein, our estimates involve risks and  uncertainties and are subject to change based on various factors. Similarly, we believe our internal research is reliable, even though such research has not been verified by  any independent sources. This presentation contains non‐GAAP financial measures, including tangible book value per share, tangible common equity to tangible assets, and PPP‐adjusted metrics. The  non‐GAAP financial measures that we discuss in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial  measures calculated in accordance with GAAP. A reconciliation of the non‐GAAP financial measures used in this presentation to the most directly comparable GAAP  measures is provided in the Appendix to this presentation.

3 Company Overview  Red River Bancshares, Inc. was established in  1998 in Alexandria, Louisiana; Red River Bank  opened its doors in January 1999  Completed IPO in May 2019  Nasdaq: RRBI  On Russell 2000 Index  Third largest Louisiana headquartered bank  based on assets as of December 31, 2020  Relationship‐based approach has yielded a  diverse loan portfolio and core deposits  During 2020 and 1Q21, provided full banking  services amid ongoing pandemic  Stock buyback plan in place  Consistent quarterly dividend  Participating in JAM FINTOP Banktech, L.P. to  strategically develop partnerships to enhance  digital offerings Financial Highlights  As of and for the Three Months Ended March 31, 2021 (dollars in thousands, except per share data) ¹Non‐GAAP measure. See “Forward‐Looking Statements and Non‐GAAP Information” on slide 2 and “Non‐GAAP Reconciliation” slides in the Appendix for additional  information. Assets  $2,820,672 Loans Held for Investment (HFI) $1,602,086 Deposits $2,515,275 Stockholders' Equity $284,911 Tangible Common Equity¹ $283,365 Stockholders' Equity / Assets 10.10% Tangible Common Equity / Tangible Assets¹ 10.05% Leverage Ratio 10.43% Total Risk‐Based Capital Ratio 18.87% Nonperforming Assets / Assets 0.13% Net Charge‐offs / Average Loans 0.00% Allowance for Loan Losses to Loans HFI 1.21% Net Income $8,065 Return on Average Assets 1.20% Return on Average Equity 11.36% Net Interest Margin Fully Tax Equivalent (FTE) 2.76% Efficiency Ratio 54.02% Earnings Per Share, Diluted $1.10 Book Value Per Share $38.99 Tangible Book Value Per Share¹ $38.78 Cash Dividends Per Share $0.07

4 Community Bank Focused on Louisiana

5 Company Strengths  Consistent financial results and steady growth  Robust deposit and balance sheet growth in 2020 and 1Q21  Conservative credit culture with solid asset quality  Stable, low cost core deposit base  Management and directors own 21.58% of outstanding stock as of March 31, 2021, and are  aligned with shareholder interest of building share value  Continuity of leadership ‐ four of our top executives are part of the founding management  team  Proven ability to grow organically   Focused on Louisiana markets that offer growth opportunity and loan diversification  Disciplined acquisition strategy – successfully integrated two acquisitions and positioned to  capitalize on future opportunities  Strong capital and liquidity positions

6 Recent Expansion Highlights  Purchased existing banking center buildings then rebranded as  Red River Bank. Cost effective and fast expansion method  4Q19 – Purchased an existing banking center location in  Sulphur, Louisiana (Southwest market)  1Q20 ‐ Opened a new banking center in Sulphur, Louisiana   3Q20 – Entered Lafayette, Louisiana (Acadiana market). Hired  an experienced banker as Market President. Opened a new  loan and deposit production office  4Q20 – Purchased an existing banking center location in  Lafayette, Louisiana  Fall 2021 – Planned opening as the 27th Red River Bank  banking center  4Q20 – Purchased an existing banking center location in Lake  Charles, Louisiana (Southwest market)  2Q21 – Planned opening as the 26th Red River Bank  banking center Sulphur Banking Center Lafayette  Banking  Center Lake Charles  Banking Center Under Renovation Under Renovation

7 Executive Management and Board of Directors   Update 1Q21  Chief Credit Policy Officer Gary Merrifield  passed away 2Q20  Recruited new Northwest Market President  Jennifer Elliott  Previous Northwest Market President          G. Bridges Hall, named as Credit Policy  Officer  Chief Operations Officer for Red River Bank  Jeffrey R. Theiler resigned   Red River Bancshares, Inc. board member,  William Hackmeyer, Jr. passed away 1Q21  Anna Brasher Moreau, DDS, MS appointed  to the Red River Bancshares, Inc. and Red  River Bank boards of directors  John C. Simpson transitioned from role of  Chairman of the Board of the Company and  Red River Bank. Will remain a member on  both boards, serving as Chair Emeritus  Teddy R. Price elected as Chair of the Board  of the Company and Red River Bank Executive Management Board of Directors

8 Competitive Landscape  1Source: FDIC, Deposits as of June 30, 2020.  2IberiaBank merged with First Horizon Bank, headquartered in Memphis, TN, in July 2020. Deposits in Louisiana1 As of June 30, 2020 $124.1 billion  Red River Bank has 1.7% of Louisiana deposits (as of June 30, 2020)  One‐third of deposits in the state are held by large national banks, which are reducing their  Louisiana banking center networks Red River  Bank Markets 1st Banking  Center  Opened Deposits  ($M) Banking  Centers Market  Rank Deposit  Market  Share1 Central 1999 $1,257 9 1st 36.2% Northwest 2006 $426 7 9th 4.8% Capital 2013 $387 6 8th 1.9% Southwest 2018 $14 2 16th 0.3% Northshore 2019 $10 1 24th 0.2% Louisiana 1999 $2,094 25 8th 1.7% Deposit Market Share As of June 30, 2020

9 First Quarter 2021 Financial Results  Record‐high quarterly net  income increased $804,000  from prior quarter to $8.1  million for 1Q21  EPS (diluted) was $1.10 and  ROA was 1.20% for 1Q21  Assets increased 6.7%, or  $178.0 million, to $2.82 billion  Deposits increased 7.5%, or  $174.9 million, to $2.52 billion  Net interest margin FTE  decreased 32 basis points to  2.76%  Nonperforming assets to assets  ratio decreased to 0.13%  Allowance for loan losses to  loans HFI ratio = 1.21% March 31, December 31,  March 31, (dollars in thousands, except per share data) 2021 2020 2020 Net income 8,065$          7,261$            6,745$          Earnings per share, diluted 1.10$             0.99$               0.92$             Cash dividends per share 0.07$             0.06$               0.06$             Return on average assets 1.20% 1.13% 1.36% Return on average equity 11.36% 10.23% 10.53% Net interest margin FTE 2.76% 3.08% 3.41% Efficiency ratio 54.02% 53.66% 57.40% Total assets 2,820,672$  2,642,634$    2,010,701$  Loans held for investment 1,602,086$  1,588,446$    1,447,362$  Noninterest‐bearing deposits 1,015,350$  943,615$        607,322$      Total deposits 2,515,275$  2,340,360$    1,727,782$  Loans HFI to deposits ratio 63.69% 67.87% 83.77% Noninterest‐bearing deposits to deposits ratio 40.37% 40.32% 35.15% Nonperforming assets to total assets 0.13% 0.16% 0.30% Net charge‐offs to average loans 0.00% 0.06% 0.00% Allowance for loan losses to loans HFI 1.21% 1.13% 0.99% Leverage ratio 10.43% 10.92% 12.89% Book value per share 38.99$          38.97$            36.08$          As of and for the  Three Months Ended

10 Basic, Conservative Balance Sheet  Increasing liquidity. Overnight  liquidity/earning assets = 20.9%  Conservative securities portfolio.  Securities/earning assets = 19.0%  Noninterest‐bearing DDAs/total  deposits = 40.37%  Loans HFI/Deposits = 63.69%  No brokered deposits  No subordinated debt or other  borrowings  Minimal intangible assets  Well capitalized with 10.43% leverage  ratio  $3.0 million stock buyback plan  available. $1.1 million repurchased  through March 31, 2021  Quarterly dividend increased in 1Q21 Balance Sheet  As of March 31, 2021 (in thousands) Assets Cash and cash equivalents 603,000$         Securities available‐for‐sale 515,942           Loans held for investment 1,602,086        Loans held for sale 18,449             Allowance for loan losses (19,377)            Intangible assets 1,546               Premises and equipment, net 46,950             Other assets 52,076             Total Assets 2,820,672$     Liabilities Noninterest‐bearing deposits 1,015,350$     Interest‐bearing deposits 1,499,925        Total Deposits 2,515,275        Other liabilities 20,486             Total Liabilities 2,535,761$     Stockholders' Equity Total Stockholders' Equity 284,911           Total Liabilities and     Stockholders' Equity 2,820,672$

11 $354.3  $307.9  $335.6  $498.2  $515.9  2017 2018 2019 2020 1Q21 MBS Agency Treasury Muni ‐ AFS Muni ‐ HTM Securities Portfolio ‐ Conservative Securities ($M) Securities Mix As of March 31, 2021   19.0% of earning assets  FTE yield ‐ 1.76%   Effective duration ‐ 4.49 years  Average life ‐ 6 years  Mortgage‐backed securities:  Average life ‐ 6.04 years  Effective duration ‐ 5.07 years  Key strengths of municipal portfolio:  Geographic diversification   67% of portfolio carries support through  insurance or state enhancements  Credit quality is strong with 100% of the  portfolio either having an overall rating  of A or better, or is pre‐refunded  Effective duration ‐ 4.08 years

Loan Portfolio Overview

- Broad diversification by industry
- Highest industry concentration is in health care at 9.8% (excluding PPP loans)
- Loans indexed to LIBOR were $59.5 million, or 3.7%, of loans HFI as of March 31, 2021

Loans HFI Mix

As of March 31, 2021



Tax-exempt
4.1%
Consumer
1.4%
SBA PPP
7.5%
Commercial & industrial
16.6%
Commercial real estate
35.1%
Construction & development
7.4%
One-to-four family residential
27.9%

Total Loans HFI ($M)



$1,248
$1,328
$1,439
$1,588
$1,602
2017
2018
2019
2020
1Q21
CRE
1-4 Family Residential
C&D
C&I
Tax-Exempt
Consumer
PPP

Largest Industry Concentrations

As of March 31, 2021 (excluding PPP Loans)



Health Care
9.8%
Construction
4.5%
Investor 1-to-4 and Multifamily
4.2%
Hospitality Services
3.9%
Retail Trade
3.8%
Public Administration
3.2%
Religious and Other Nonprofit
2.2%
Energy
2.0%
Finance and Insurance
1.6%
Manufacturing
1.6%

12

Loans By Market

- Five of our six markets have unemployment rates below state average
- Four of our markets have unemployment rates below national average
- Little exposure to the tourism and energy driven areas of Louisiana
- Focus on major MSA's in Louisiana

Unemployment Rate (February 2021[1])


5.1%
Central
6.8%
Northwest
6.3%
Capital
7.4%
Southwest
4.8%
Northshore
5.8%
Acadiana
7.1%
Louisiana
6.6%
United States

Non-PPP Loans HFI originated by geographic market[2]
As of March 31, 2021


Acadiana
0.4%
Northshore
3.8%
Northwest
22.7%
Capital
28.3%
Central
39.7%
Southwest
5.1%

[1]Source: Louisiana Workforce Commission data for February 2021

[2]Non-GAAP measure. See "Forward-Looking Statements and Non-GAAP Information" on slide 2 and "Non-GAAP Reconciliation" slides in the Appendix for additional information.

13

14 Health Care Loans   Health care loans as of March 31,  2021 totaled $145.1 million, or 9.8%,  of non‐PPP loans HFI1  Largest industry concentration  Average loan size = $294,000  No shared national credits, no real  estate investment trusts, no assisted  living facilities  No health care credits on Watch List  Nursing care facilities operate under  a certificate of need system in  Louisiana Health Care Loans by Subtype As of March 31, 2021 ¹Non‐GAAP measure. See “Forward‐Looking Statements and Non‐GAAP Information” on slide 2 and “Non‐GAAP Reconciliation” slides in the Appendix for additional  information.

Energy Portfolio Loans

- Energy portfolio (EP) loans as of March 31, 2021 totaled $29.9 million, or 2.0%, of non-PPP loans HFI[1]
- Average loan size = $575,000
- Charge-offs since 2017 were $2.8 million
- Nonperforming EP continues to decline
- No reserve based lending

Energy Portfolio
As of March 31, 2021

	Originated by					
	Red River Bank		Other banks		Total	
(dollars in thousands)	Amount	Percent	Amount	Percent	Amount	Percent
Performing	$ 27,400	91.6%	$1,730	5.8%	$ 29,130	97.4%
Nonperforming	-	0.0%	786	2.6%	786	2.6%
Total EP	$ 27,400	91.6%	$2,516	8.4%	$ 29,916	100.0%
Not criticized	$ 22,083	73.8%	$1,730	5.8%	$ 23,813	79.6%
Criticized	5,317	17.8%	786	2.6%	6,103	20.4%
Total EP	$ 27,400	91.6%	$2,516	8.4%	$ 29,916	100.0%

EP/Non-PPP Loans HFI[1]



3.4%
2.9%
2.2%
1.4%
2.0%
2017
2018
2019
2020
1Q21

Nonperforming EP/Total EP



10.8%
5.0%
5.3%
3.9%
2.6%
1Q20
2Q20
3Q20
4Q20
1Q21

[1]Non-GAAP measure. See "Forward-Looking Statements and Non-GAAP Information" on slide 2 and "Non-GAAP Reconciliation" slides in the Appendix for additional information.

15

Commercial Real Estate Loans

- Commercial Real Estate (CRE) loans were $562.6 million, or 35.1%, of Loans HFI as March 31, 2021
- Low levels of CRE relative to state, regional, and national peers
- CRE concentration ratios as a % of risk-based capital are well below bank regulatory guidelines
  - Construction & Development Ratio = 42.0%
  - Commercial Real Estate Ratio = 129.0%
- CRE criticized loans were $4.2 million, or 0.8%, of total CRE loans; 0.3% of loans HFI
- CRE nonperforming loans were $1.4 million, or 0.3%, of total CRE loans; 0.1% of loans HFI

CRE/Loans HFI



19.3%
13.7%
20.3%
13.9%
20.9%
16.1%
20.1%
14.9%
19.9%
15.2%
2017
2018
2019
2020
1Q21
Owner occupied
Non-owner occupied

16

Paycheck Protection Program

- PPP First Draw (PPP1) Loans
  - Loan payments for 78.6% of the 1,384 PPP1 loans and 66.4% of the $199.0 million originated have been received
  - 73.8% of the $7.0 million original deferred fees have been recognized
  - Additional PPP1 loans for $3.3 million originated in the first quarter of 2021
- PPP Second Draw (PPP2) Loans
  - Began taking applications January 20, 2021
  - As of March 31, 2021, 436 loans originated for $52.6 million with an average size of $121,000
  - Loans fees of $2.4 million are deferred

Original PPP1 Loan Status
As of March 31, 2021

(dollars in thousands)	Originated	Received	Outstanding
Amount	$ 199,047	$ 132,146	$ 66,901
Number of Loans	1,384	1,087	297
Deferred Fees	$ 7,014		$ 959
Average Size	$ 144		
Gross Fee Yield (24 mo)	3.52%		

Additional PPP1 Loan Status

(dollars in thousands)	Originated
Amount	$ 3,289
Number of Loans	6
Deferred Fees	$ 60
Average Size	$ 548
Gross Fee Yield (60 mo)	1.81%

PPP2 Loan Status

(dollars in thousands)	Originated
Amount	$ 52,559
Number of Loans	436
Deferred Fees	$ 2,437
Average Size	$ 121
Gross Fee Yield (60 mo)	4.64%

Total PPP Loan Quarterly Income

	PPP Income	Yield
2Q20	$ 1,153	2.99%
3Q20	$ 1,386	2.84%
4Q20	$ 3,023	7.45%
1Q21	$ 2,132	7.97%

17

Asset Quality

- Nonperforming Assets – decreased due to payoff of nonaccrual loans and sale of foreclosed assets
- Provision for loan loss expense – decreased compared to 4Q20. Asset quality improved, pandemic-related economic restrictions were eased
- ALL to non-PPP loans HFI[1] = 1.31% as of March 31, 2021
- The need for additional ALL is diminishing
- COVID-19 Loan Modifications – Active deferrals continue to decline and were $9.7 million, or 0.7%, of non-PPP loans HFI[1] as of March 31, 2021

Asset Quality Metrics

(dollars in thousands)	As of and for the quarter ended 1Q20	2Q20	3Q20	4Q20	1Q21
Nonperforming Loans (NPLs)	$ 5,235	$ 3,442	$ 4,387	$ 3,310	$ 2,811
NPLs to Loans HFI	0.36%	0.21%	0.27%	0.21%	0.18%
NPLs to Non-PPP Loans HFI[1]	0.36%	0.24%	0.30%	0.23%	0.19%
Nonperforming Assets (NPAs)	$ 6,104	$ 4,294	$ 5,215	$ 4,206	$ 3,604
NPAs to total assets	0.30%	0.18%	0.21%	0.16%	0.13%
Criticized Loans (CL)	$19,663	$17,550	$18,295	$12,607	$12,482
CLs to Loans HFI	1.36%	1.09%	1.11%	0.79%	0.78%
Provision Expense	$ 503	$ 1,525	$ 1,590	$ 2,675	$ 1,450
ALL to loans HFI	0.99%	0.92%	0.98%	1.13%	1.21%
ALL to Non-PPP Loans HFI[1]	0.99%	1.05%	1.11%	1.22%	1.31%
Net Charge-offs to Average Loans (QTR)	0.00%	0.06%	0.02%	0.06%	0.00%

NPAs/Total Assets


0.30%
0.18%
0.21%
0.16%
0.13%
1Q20
2Q20
3Q20
4Q20
1Q21

[1]Non-GAAP measure. See "Forward-Looking Statements and Non-GAAP Information" on slide 2 and "Non-GAAP Reconciliation" slides in the Appendix for additional information.

18

19 Loan Categories Most Impacted by COVID‐19  Hotel exposure  Only one property financed in the  tourism‐driven downtown New  Orleans market   The remaining hotel properties in our  portfolio are located throughout  Louisiana in areas that are not  primarily tourism‐driven  Restaurant exposure   Not located in tourism‐driven areas  Loans collateralized by non‐owner occupied  properties leased to retail establishments  totaled $42.7 million, or 2.9% of non‐PPP  loans HFI1 ¹Non‐GAAP measure. See “Forward‐Looking Statements and Non‐GAAP Information” on slide 2 and “Non‐GAAP Reconciliation” slides in the Appendix for additional  information. (dollars in thousands) Amount By Industry: Hospitality services: Hotels and other overnight lodging 26,477$     1.8% Restaurants ‐ full service 12,258       0.8% Restaurants ‐ limited service 12,235       0.8% Other 7,130          0.5% Total hospitality services 58,100$     3.9% Hospitality services average loan size 447$           Retail trade (excluding auto dealers) 21,336$     1.4% Retail trade average loan size 160$           Energy 29,916$     2.0% Energy average loan size 575$           Total sectors 109,352$  7.3% March 31, 2021 % Non‐PPP  Loans HFI1

20 2017 2018 2019 2020 1Q21 DDA NOW Money Market Savings Time <= 250k Time > 250k 2017 2018 2019 2020 1Q21 Attractive Core Deposit Base $1,526 $1,646 $1,721 $2,340 Total Deposits ($M) Noninterest‐bearing Deposits ($M)  Deposits increased $174.9 million, or  7.5%, in the first quarter of 2021 due  to funds received from government  stimulus programs, proceeds of PPP2  loans, and customers maintaining  higher deposit balances  Cost of deposits was 0.27% for the  three months ended March 31, 2021  No brokered deposits $585 $944 $2,515 $1,015 $504  $548 Deposit Mix As of March 31, 2021

Profitability Trends

Net Income ($000)[1]



$16,215
$23,056
$24,824
$28,145
$8,065
2017
2018
2019
2020
2021
Q1 Q2 Q3 Q4 Tax Reform

Earnings Per Share (Diluted)[1,2]



$2.48
$3.41
$3.49
$3.83
$1.10
2017
2018
2019
2020
2021
Q1 Q2 Q3 Q4 Tax Reform

Efficiency Ratio (%)



62.69
58.86
59.46
55.77
54.02
2017
2018
2019
2020
1Q21

Return on Average Assets (%)[1]



0.95
1.29
1.30
1.22
1.20
2017
2018
2019
2020
1Q21

[1] 2017 Adjusted for $2.2 million write-down of deferred tax assets associated with changes in tax legislation

[2] 2017 EPS data adjusted for 2-for-1 stock split with a record date of October 1, 2018

21

22 1.26% 0.06% 0.09% 0.09% 0.08% 0.58% 0.41% 0.37% 0.33% 0.27% 4.50% 4.21% 4.04% 4.47% 4.31% 3.41% 3.12% 3.02% 3.08% 2.76% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 1Q20 2Q20 3Q20 4Q20 1Q21 Average Effective Fed Funds Rate Cost of Deposits Loan Yield Net Interest Margin ‐ FTE Net Interest Margin FTE (1Q21)  Net interest margin FTE decreased 32 basis points to 2.76% for 1Q21  Net interest income decreased $1.1 million to $17.6 million for 1Q21  First quarter 2021 decreased due to having high levels of low yielding short‐term liquid assets and lower PPP  loan income  NIM Challenges  Higher liquidity levels and deployment  Lower security yield on new securities  Timing of PPP loan forgiveness payments  NIM Opportunity  Lower cost of deposits  Loan growth opportunity in new markets  Explore ways to reduce short‐term liquid  assets

23 Loan Yield and Net Interest Ratios Excluding  PPP Loans1 (1Q21)  Non‐PPP loan income = $15.0 million yielding 4.05% for the three  months ended March 31, 2021  Excluding PPP loans, net interest margin FTE decreased 24 basis  points to 2.53%1 ¹Non‐GAAP measure. See “Forward‐Looking Statements and Non‐GAAP Information” on slide 2 and “Non‐GAAP Reconciliation” slides in the Appendix for additional  information. Ratios  Actual Excluding  PPP loans1 Actual Excluding  PPP loans1 Loan Yield 4.31% 4.05% 4.47% 4.14% Net Interest Spread 2.50% 2.28% 2.76% 2.47% Net Interest Margin 2.69% 2.47% 3.01% 2.70% Net Interest Margin FTE 2.76% 2.53% 3.08% 2.77% For the Three Months Ended March 31, 2021 December 31, 2020

24 Noninterest Income   Noninterest income increased  $582,000 from 4Q20 to $6.8  million for 1Q21  Brokerage income ‐ quarterly  record‐high of $834,000 due to  increase in sales activity and  additional funds invested by  existing clients  Assets under management ‐ $704.8 million  Mortgage income ‐ increased  $203,000 to $2.9 million with  continued mortgage activity  Loan and deposit income ‐ totaled $473,000, an increase of  $112,000 from prior quarter  primarily due to $110,000 of  nonrecurring commercial real  estate loan fees Noninterest Income For the quarter ended March 31, 2021 (dollars in thousands)

25 Operating Expenses  Operating expenses decreased  $173,000 from 4Q20 to $13.2  million for 1Q21   Legal and professional expenses ‐ decreased $186,000 to $368,000  due to lower attorney,  compliance, and accounting  expenses  Data processing expense ‐ decreased $108,000 to $385,000  due to receipt of $173,000  nonrecurring refund from data  processing center  Other taxes ‐ increased $100,000  to $525,000 due to increase in  State of Louisiana bank stock tax  from higher deposit balances and  net income for applicable years Operating Expenses For the quarter ended March 31, 2021 (dollars in thousands)

26 Future Plans   Continue building a strong, Louisiana based, super community bank  Open our new Lake Charles and Lafayette banking centers and expand  market share in these new markets  Prudently deploy liquidity in loans and investments  Continue to expand mortgage operations and investments division across  Louisiana  Focus on assisting our customers and communities during the reopening of  the economy  Aggressively monitor asset quality trends and maintain appropriate level of  ALL  Monitor markets for opportunity for organic growth or key acquisitions  Seek to take advantage of disruption in the marketplace due to mergers and  acquisitions and branch closures/limited service by larger national banks  Continue to invest in digital banking tools as needed in order to serve our  target customer base  Focus on capital management by paying dividends and repurchasing stock

Made in Louisiana. Made for Louisiana. Summary Managing $119.4 million of PPP loans as of March 31, 2021 Diversified loan portfolio with solid asset quality and allowance Record‐high quarterly net income of $8.1 million Well capitalized with 10.43% leverage ratio as of March 31, 2021 27 Consistent returns through March 31, 2021, with YTD ROA = 1.20% and YTD ROE = 11.36%

28

Appendix 29

30 Non‐GAAP Reconciliation As of March 31, As of December 31, As of March 31, (dollars in thousands, except per share data) 2021 2020 2020 Tangible common equity Total stockholders' equity 284,911$                 285,478$             264,175$             Adjustments: Intangible assets (1,546)                       (1,546)                  (1,546)                  Total tangible common equity (non‐GAAP) 283,365$                 283,932$             262,629$             Common shares outstanding 7,306,747                7,325,333            7,322,532            Book value per common share 38.99$                      38.97$                  36.08$                  Tangible book value per common share (non‐GAAP) 38.78$                      38.76$                  35.87$                  Tangible assets Total assets 2,820,672$              2,642,634$         2,010,701$         Adjustments: Intangible assets (1,546)                       (1,546)                  (1,546)                  Total tangible assets (non‐GAAP) 2,819,126$              2,641,088$         2,009,155$         Total stockholders' equity to assets 10.10% 10.80% 13.14% Tangible common equity to tangible assets (non‐GAAP) 10.05% 10.75% 13.07%

31 Non‐GAAP Reconciliation As of March 31, As of December 31, As of March 31, (dollars in thousands) 2021 2020 2020 Non‐PPP loans HFI Loans HFI 1,602,086$              1,588,446$         1,447,362$         Adjustments: PPP loans, net (119,358)                  (118,447)              ‐                        Non‐PPP loans HFI (non‐GAAP) 1,482,728$              1,469,999$         1,447,362$         Assets excluding PPP loans, net Assets 2,820,672$              2,642,637$         2,010,701$         Adjustments: PPP loans, net (119,358)                  (118,447)              ‐                        Assets excluding PPP loans, net (non‐GAAP) 2,701,314$              2,524,190$         2,010,701$         Allowance for Loan Losses 19,377$                    17,951$               14,393$               Deposits 2,515,275$              2,340,360$         1,727,782$         Loans HFI to deposits ratio 63.69% 67.87% 83.77% Non‐PPP loans HFI to deposits ratio (non‐GAAP) 58.95% 62.81% 83.77% Allowance for loans losses to loans HFI 1.21% 1.13% 0.99% Allowance for loans losses to non‐PPP loans HFI (non‐GAAP) 1.31% 1.22% 0.99%